UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 28, 2009

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Suite 101, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by Shutterfly, Inc. on October 28, 2009 is being filed to correct typographical errors within the Business Outlook Section of the Exhibit.  The eighth and ninth bullets under Fourth Quarter 2009 should read "net income per share".  This Amendment is being filed solely to correct the error in this section.  All other information included in the original filing is unchanged.

Item 2.02.  Results of Operations and Financial Condition.

On October 28, 2009, Shutterfly, Inc. (“Shutterfly”) issued a press release announcing its financial results for the third quarter ended September 30, 2009.

This press release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Shutterfly under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Use of Non-GAAP Financial Information

Shutterfly has supplemented the financial measures contained in the attached press release that are provided in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Shutterfly believes that these non-GAAP financial measures provide useful information about its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Shutterfly’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Shutterfly’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Shutterfly’s financial results, develop budgets and manage expenditures. The method Shutterfly uses to produce non-GAAP financial results may differ from the methods used by other companies.  Shutterfly’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP.  Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.01.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
99.01	Press release, dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Mark J. Rubash Mark J. Rubash Senior Vice President & Chief Financial Officer
Date:  October 28, 2009

EXHIBIT INDEX

Number	Description
99.01	Press release, dated October 28, 2009